SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2005

(null)

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2005


(null)


                          By: /s/ Kelly Crosson
                              ------------------------------
                          Name:   Kelly Crosson
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated October 25, 2005


                             Payment Date: 10/25/05


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        70,090,597.34    4.501684%     1,965,713.82    262,938.09    2,228,651.91       0.00       0.00
                        1AI        70,090,597.34    0.519000%             0.00     30,314.18       30,314.18       0.00       0.00
                        2A1       154,517,672.40    4.756428%     4,997,299.51    612,460.09    5,609,759.61       0.00       0.00
                        2A2        10,383,347.94    4.756428%       335,810.78     41,156.37      376,967.15       0.00       0.00
                        2AI       164,901,020.70    0.548000%             0.00     75,304.80       75,304.80       0.00       0.00
Residual                2AR                 0.00    5.304428%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          9,757,998.67    5.214324%         1,280.26     42,401.14       43,681.40       0.00       0.00
                        B2          3,462,805.72    5.214324%           454.32     15,046.83       15,501.15       0.00       0.00
                        B3          2,202,967.85    5.214324%           289.03      9,572.49        9,861.52       0.00       0.00
                        B4          1,889,257.25    5.214324%           247.87      8,209.33        8,457.21       0.00       0.00
                        B5          1,416,693.17    5.214324%           185.87      6,155.91        6,341.79       0.00       0.00
                        B6          1,101,802.09    5.214324%           144.56      4,787.63        4,932.19       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        254,823,142.42     -            7,301,426.02  1,108,346.87    8,409,772.89     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        68,124,883.52              0.00
                                1AI        68,124,883.52              0.00
                                2A1       149,520,372.89              0.00
                                2A2        10,047,537.16              0.00
                                2AI       159,567,910.05              0.00
Residual                        2AR                 0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          9,756,718.41              0.00
                                B2          3,462,351.39              0.00
                                B3          2,202,678.82              0.00
                                B4          1,889,009.37              0.00
                                B5          1,416,507.30              0.00
                                B6          1,101,657.54              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        247,521,716.40     -
--------------------------------------------------------------------------------

                             Payment Date: 10/25/05


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    70,090,597.34     4.501684% 32051GGD1    20.972312      2.805301    726.828234
                           1AI    70,090,597.34     0.519000% 32051GGE9     0.000000      0.323424    726.828234
                           2A1   154,517,672.40     4.756428% 32051GGF6    26.468888      3.243980    791.955322
                           2A2    10,383,347.94     4.756428% 32051GGG4    26.468888      3.243980    791.955321
                           2AI   164,901,020.70     0.548000% 32051GGH2     0.000000      0.373747    791.955322
Residual                   2AR             0.00     5.304428% 32051GGJ8     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      9,757,998.67     5.214324% 32051GGK5     0.131080      4.341266    998.947313
                           B2      3,462,805.72     5.214324% 32051GGL3     0.131080      4.341266    998.947315
                           B3      2,202,967.85     5.214324% 32051GGM1     0.131080      4.341266    998.947311
                           B4      1,889,257.25     5.214324% 32051GGN9     0.131080      4.341266    998.947316
                           B5      1,416,693.17     5.214324% 32051GGP4     0.131080      4.341266    998.947317
                           B6      1,101,802.09     5.214324% 32051GGQ2     0.131080      4.341266    998.947312
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     254,823,142.42       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance        74,421,783.54   173,099,932.88   247,521,716.42
Loan count                    317              775             1092
Avg loan rate           5.395684%        5.679428%             5.59
Prepay amount        1,958,589.02     5,309,207.80     7,267,796.82

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        22,717.53        51,620.24        74,337.77
Sub servicer fees            0.00             0.00             0.00
Trustee fees               381.94           892.18         1,274.12


Agg advances                  N/A              N/A              N/A
Adv this period          2,386.71         3,883.97         6,270.68

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           92.218475%           100.000000%            234,991,617.68
   -----------------------------------------------------------------------------
   Junior            7.781525%             0.000000%             19,828,922.83
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          16                 3,452,853.67
60 to 89 days                           1                   333,700.00
90 or more                              0                         0.00
Foreclosure                             1                   120,000.00

Totals:                                18                 3,906,553.67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            8,409,772.89          8,409,772.89
Principal remittance amount            7,301,426.02          7,301,426.02
Interest remittance amount             1,108,346.87          1,108,346.87